UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 4, 2005
                                                  (March 31, 2005)


                         UNITED SERVICE ATTENDANTS, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Florida                    000-29197               65-0950421
----------------------------------    ----------------      --------------------
(State or other jurisdiction          (Commission           (IRS Employer
of incorporation)                         file number)       Identification No.)


4878 Ronson CT
San Diego, CA                                                        92111
----------------------------------------                    --------------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:     (858) 243-2615


          Pegasus Wireless Corp., 48499 Milmont Dr., Fremont, CA 94538
         --------------------------------------------------------------
          (Former name or former address, if changes since last report)




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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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     This Form 8-K/A  amends the Form 8-K filed on  February  8, 2005 by Pegasus
Wireless Corp., a Colorado corporation. The purpose of this amendment to Form 8-K is to inform the Securities and Exchange Commission ("SEC") and the public that the acquisition described in the previous report on Form 8K has been rescinded and terminated and is considered by the parties to be void ab initio.


SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.02 - TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01  ACQUISITION AND DISPOSITION OF ASSETS

     USAI previously reported a share exchange by and with PWC. Pursuant to the terms of the Agreement, one hundred percent (100%) of the stock of USAI was to be exchanged for shares of PWC.

     For the reasons outlined below, the parties have agreed that the shares will not be exchanged. The parties will therefore return to substantially the same positions ab initio.


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01. CHANGE OF CONTROL OF REGISTRANT.

     An acquisition was previously reported on Form 8-K on February 8, 2005, which described the terms and conditions of a Share and Exchange Exchange Agreement dated February 1, 2005 between United Service Attendants, Inc., (USAI) and Pegasus Wireless Corp., a Colorado corporation ("PWC"), which provided for the exchange of one hundred percent (100%) of the issued and outstanding stock of USAI for shares of PWC, such that USAI would become a wholly-owned subsidiary of PWC.

     PWC and USAI have agreed that there was a failure of consideration on the part of one (1) or both of the parties to the Agreement. PWC and USAI have agreed that it is in the best interest of both parties to void, cancel and terminate the Agreement ab initio and to release any claims USAI has against PWC as well as any claims that PWC has against USAI in consideration of such release.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

Exhibit       Description
--------  -----------------------------------------------------------------

10.1 [1] Share and Exchange Agreement, dated as of February 1, 2005, by and among the Company, Pegasus and the convertible debtholders and shareholders of United.

10.1a *   Agreement to Void, Cancel and Terminate Share and Exchange Agreement.

-----------------------

[1] Incorporated herein by reference to the Company's Current Report on Form 8-K filed February 8, 2005.

*    Filed herewith.








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                                   SIGNATURES





     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.




                            UNITED SERVICE ATTENDANTS, INC.
                                  (Registrant)

Date: March 31, 2005      By: /s/   Stephen Durland
                          -----------------------------------------------------
                          Stephen Durland, Chief Financial Officer and Director